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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549-1004





                                    FORM 8-K




                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): April 30, 1999




                          Commission file number 1-977
                                                 -----



                                 CBS Corporation
                                 ---------------
                          (Exact name of registrant as
                            specified in its charter)



        PENNSYLVANIA                                           25-0877540
        ------------                                           ----------
(State or other jurisdiction                                 (I.R.S. Employer
      of incorporation)                                   Identification Number)


                     51 West 52nd Street, New York, NY 10019
                     ---------------------------------------
               (Address of principal executive offices; zip code)




                                 (212) 975-4321
                                 --------------
                (Registrant's Telephone No., including area code)



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Item 5.       Other Events

On April 29, 1999, the Registrant issued a press release concerning earnings for the quarter ended March 31, 1999. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein. A copy of the consolidated statement of income for the first quarter of 1999 and 1998 is attached hereto as Exhibit
99.2 and is incorporated herein in its entirety. A copy of the Segment information for the first quarter of 1999 and 1998 is attached hereto as Exhibit
99.3 and is incorporated herein in its entirety.

Item 7.       Financial Statements, Pro Forma Financial Information and Exhibits

              (c)         Exhibits

                          Exhibit No.

                          99.1 Press release concerning earnings of the Registrant for the quarter ended March 31, 1999 is filed as Exhibit 99.1 to this Report.

                          99.2 Condensed Consolidated Statement of Income for the first quarter of 1999 and 1998 is filed as Exhibit 99.2 to this Report.

                          99.3 Segment Results for the first quarter of 1999 and 1998 is filed as Exhibit 99.3 to this Report.




                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                        CBS CORPORATION
                                                          (Registrant)



                                                By: /s/ROBERT G. FREEDLINE
                                                   -----------------------------
                                                       Robert G. Freedline
                                                   Vice President and Controller


Date: April 30, 1999


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
Exhibit No.                              Description                            Sequential Page No.
-----------                              -----------                            -------------------
99.1                                     Press Release

99.2                                     Condensed Consolidated Statement of
                                         Income for the first quarter of 1999
                                         and 1998.

99.3                                     Segment Results for the first
                                         quarter of 1999 and 1998.
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